UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2004

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (12 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On November 28, 2004, Paul Twohig, Executive Vice President and Chief Operating Officer for Panera Bread Company, tendered his resignation from the company.

(c) As described in the attached press release which is incorporated by reference into this Item 5.02, three of Panera’s other officers have assumed Mr. Twohig’s duties:

•	John M. Maguire, 39, Senior Vice President, Chief Company and Joint Venture Operations Officer. He has held that position since August 2001, and joined Panera in April 1993. From April 2000 to July 2001, Mr. Maguire served as Vice President, Bakery Operations. From November 1998 to March 2000, Mr. Maguire served as Vice President, Commissary Operations. From April 1993 to October 1998, Mr. Maguire was a Manager and Director of Au Bon Pain/ Panera Bread/ St. Louis Bread.

•	Michael J. Kupstas, 47, Senior Vice President and Chief Franchise Officer. He has held that position since September 2001. Mr. Kupstas joined Panera in 1996. Between August 1999 and September 2001, Mr. Kupstas served as Vice President, Franchising and Brand Communication. Between January 1996 and August 1999, Mr. Kupstas was Vice President, Company and Franchise Operations. Between April 1991 and January 1996, Mr. Kupstas was Senior Vice President/ Division Vice President for Long John Silver’s, Inc.

•	Michael J. Nolan, 45, Senior Vice President and Chief Development Officer. He has held that position since he joined the Company in August 2001. From December 1997 to March 2001, Mr. Nolan served as Executive Vice President & Director for John Harvard’s Brew House, L.L.C. and Senior Vice President, Development, for American Hospitality Concepts, Inc. From March 1996 to December 1997, Mr. Nolan was Vice President of Real Estate & Development for Apple South Incorporated and from July 1989 to March 1996, Mr. Nolan was Vice President of Real Estate and Development for Morrison Restaurants Inc. Prior to 1989, Mr. Nolan served in various real estate and development capacities for Cardinal Industries, Inc. and Nolan Development and Investment.

None of those individuals have information to report pursuant to Items 401(d) or 404(a) of Regulation S-K.

All three executives are parties to employment agreements, which provide for a minimum base salary, a right to participate in Panera’s performance compensation programs, an initial stock option grant vesting over five years and a car allowance. Employment is terminable at will by either Panera or the executive. In addition, all three executives are party to Confidential and Proprietary Information and Non-Competition Agreements, which provide that, in the event he is terminated without cause, he will receive his then current annual base salary (including car allowance) and insurance benefits, and may make contributions to Panera’s 401(k) plan, for a period of one year. All such payments are reduced by any compensation he receives in connection with future employment during such year, and are contingent upon his compliance with confidentiality and non-compete provisions.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated December 2, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: December 2, 2004

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated December 2, 2004